                 AMENDMENT NO. 3 TO THE JOINT SERVICES AGREEMENT
                   DATED AS OF DECEMBER 15, 1999, AS AMENDED,

AMONG CANTOR FITZGERALD, L.P., CANTOR FITZGERALD SECURITIES, CANTOR FITZGERALD & CO., CFPH, L.L.C., CANTOR FITZGERALD PARTNERS, CANTOR FITZGERALD INTERNATIONAL,
   CANTOR FITZGERALD EUROPE (FORMERLY CANTOR FITZGERALD GILTS), eSPEED, INC., eSPEED SECURITIES, INC., eSPEED GOVERNMENT SECURITIES, INC., eSPEED MARKETS, INC. AND eSPEED SECURITIES LIMITED (FORMERLY eSPEED SECURITIES
                             INTERNATIONAL LIMITED)

         THIS AMENDMENT No. 3, dated as of September 22, 2000, among Cantor Fitzgerald, L.P., Cantor Fitzgerald Securities, Cantor Fitzgerald & Co., CFPH, L.L.C., Cantor Fitzgerald Partners, Cantor Fitzgerald International, Cantor Fitzgerald Europe (formerly Cantor Fitzgerald Gilts), eSpeed, Inc., eSpeed Securities, Inc., eSpeed Government Securities, Inc., eSpeed Markets, Inc. and eSpeed International Limited (formerly eSpeed Securities International Limited) amends the Joint Services Agreement dated as of December 15, 1999 among the parties hereto, as amended by Amendment No. 1, dated as of January 1, 2000, and as amended by Amendment No. 2, dated as of July 1, 2000 (the "Joint Services Agreement"). All the terms of the Joint Services Agreement are incorporated herein by reference, except as otherwise stated herein. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Joint Services Agreement.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Joint Services Agreement, the eSpeed Parties and the Cantor Parties agreed, among other things, to collaborate in providing brokerage services to customers through the then existing Electronic Marketplaces, and in creating and developing Electronic Marketplaces for new Financial Products and other Products;

         WHEREAS, in conjunction with certain energy industry participants, CFLP has agreed to form TradeSpark, LP, a Delaware limited partnership ("TradeSpark"), which is intended to engage in the business of sponsoring a real-time Electronic Energy Marketplace (as defined below) and affiliated web portal, which may be accessed directly through fully electronic means or through brokers via telephone, in and through which buyers and sellers of Energy Products (as defined below) may effect transactions in those Energy Products;

         WHEREAS, in connection with the formation of TradeSpark, concurrently with the execution of this Amendment, eSpeed will enter into a Services Agreement with TradeSpark pursuant to which eSpeed will generally provide, among other things, the global technology infrastructure for the transaction elements of the Electronic Energys Marketplace;

         WHEREAS, in connection with the formation of TradeSpark, concurrently with the execution of this Amendment, CFLP will enter into an Administrative Services Agreement with TradeSpark pursuant to which CFLP will generally provide TradeSpark with certain services, including, without limitation, office space, personnel and corporate services, such as cash management, internal audit, facilities management, promotional sales and marketing, legal, payroll, benefits administration and other administrative services;

         WHEREAS, in accordance with the terms and conditions of the Joint Services Agreement, eSpeed's and CFLP's investment in, and provision of services to, TradeSpark are subject to the terms and conditions of the Joint Services Agreement; and

         WHEREAS, the Cantor Parties and eSpeed Parties desire to amend the Joint Services Agreement to allow for such investment and provision of services in accordance with Section 17(b) of the Joint Services Agreement.

         NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 1 of the Joint Services Agreement hereby is amended to incorporate the following Defined Terms in their appropriate alphabetical order:

         "Electronic Energy Marketplace" means the marketplace and affiliated web portal sponsored by TradeSpark on or through which North American wholesale transactions in, and purchases and sales of, Energy Products and derivatives thereof, including futures contracts and options on futures contracts involving Energy Products (and related services) may be effected in whole or in part electronically. Only transactions that are to be executed, settled and delivered in North America shall be effected on or through the Electronic Energy Marketplace.

         "Energy Products" means natural gas, electricity, coal, sulphur dioxide and nitrogen dioxide emissions allowances, and weather financial products.

         "North America" means the United States, Canada and Mexico.

         2. The following Defined Terms in Section 1 of the Joint Services Agreement hereby are amended and replaced in their entirety with the following:

         "Ancillary IT Services" means technology support services (other than in respect of the Electronic Energy Marketplace), including, but not limited to, (i) systems administration, (ii) internal network support,
         (iii) support and procurement for desktops of end-user equipment, (iv) operations and disaster recovery services, (v) voice and data communications, (vi) support and development of systems for Clearance, Settlement and Fulfillment Services, (vii) systems support for Cantor Party brokers, (viii) electronic applications systems and network support and development for Unrelated Dealer Businesses and (ix) provision and/or implementation of existing electronic applications systems, including all improvements and upgrades thereto, and use of the related


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         intellectual property rights, having potential application in a Gaming Business (as defined under "Unrelated Dealer Business" below).

         "Collaborative Marketplace" means an Electronic Marketplace that is operated by a Cantor Party and an eSpeed Party in collaboration pursuant to Section 3 of this Agreement. All Marketplaces shall be Collaborative Marketplaces, unless otherwise determined in accordance with this Agreement. In no event shall the Electronic Energy Marketplace be deemed to be a Collaborative Marketplace for purposes of this Agreement.

         "Electronic Marketplace" means a Marketplace on which transactions in, and purchases and sales of, Products may be effected in whole or in part electronically, but does not include a Marketplace that is merely electronically assisted, such as screen assisted open outcry. In no event shall the Electronic Energy Marketplace be deemed to be an Electronic Marketplace for purposes of this Agreement.

         "Financial Product" means any financial asset or financial instrument, any intangible commodity or any tangible fungible commodity, including, but not limited to, any security, futures contract, foreign exchange transaction, swap transaction, credit derivative, repurchase or reverse repurchase obligation, currency or swap (as currently defined in the Federal Bankruptcy Code of 1978) or any option or derivative on any of the foregoing; provided that in no event shall any Energy Product traded on the Electronic Energy Marketplace or any derivative thereof, including futures contracts and options on futures contracts involving Energy Products traded on the Electronic Energy Marketplace, be considered a Financial Product.

         "Marketplace" means a marketplace operated or to be operated by the Cantor Parties and/or the eSpeed Parties in and through which buyers and sellers of a Product may effect transactions in the Product. In no event shall the Electronic Energy Marketplace be deemed to be a Marketplace for purposes of this Agreement.

         "Product" means any tangible or intangible asset or good other than an Energy Product traded on the Electronic Energy Marketplace or any derivative thereof, including futures contracts and options on futures contracts involving Energy Products traded on the Electronic Energy Marketplace.

         3. Section 7(f) of the Joint Services Agreement hereby is amended and replaced in its entirety with the following:

                  No eSpeed Party shall, directly, indirectly or in connection with a third Person, engage in any activities competitive with a business activity now or hereafter conducted by a Cantor Party or provide or assist any other Person in providing any Cantor Service, other than (i) in collaboration with a Cantor Party pursuant to Section 3 of this Agreement, (ii) with respect to a new Marketplace involving a


                                       3
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                  Financial Product, after CFLP (x) has indicated that it is unable or unwilling to provide such Cantor Service or (y) fails to indicate to the eSpeed Party within the prescribed 30-day period that it does wish to provide such Cantor Service with respect to that Marketplace in accordance with paragraph
                  (d) of this Section 7, (iii) with respect to a new Marketplace involving a Product that is not a Financial Product or an Energy Product traded on the Electronic Energy Marketplace in accordance with paragraph (c) or paragraph (e) of this Section 7, (iv) with respect to an Unrelated Dealer Business, other than a Gaming Business, in which an eSpeed Party develops and operates a fully electronic Marketplace or (v) with respect to the Electronic Energy Marketplace.

         4. Section 7(g) of the Joint Services Agreement hereby is amended and replaced in its entirety with the following:

                  No Cantor Party shall, directly, indirectly or in connection with a third Person, provide or assist any other Person in providing Electronic Brokerage Services, other than (i) in collaboration with eSpeed pursuant to Section 3 of this Agreement, (ii) with respect to a new Marketplace, after eSpeed (x) has indicated that it is unable to develop and put into operation an Electronic Trading System with respect to that new Marketplace in accordance with paragraph (a) of this
                  Section 7 or (y) has declined to exercise its right of first refusal or is unable to develop and put into operation an Electronic Trading System with respect to that new Marketplace in accordance with paragraph (b) of this Section 7, including, without limitation, the time period specified therein, (iii) with respect to an Unrelated Dealer Business or (iv) with respect to the Electronic Energy Marketplace.

         5. Section 7(i) of the Joint Services Agreement hereby is amended and replaced in its entirety with the following:



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


                  The Cantor Parties and the eSpeed Parties shall be entitled to and may enter into strategic alliances, joint ventures, partnerships or similar arrangements with Persons and consummate Business Combinations with Persons (all of the foregoing, collectively, "Alliance Opportunities") on the following basis only. If an Alliance Opportunity (i) relates to a Person that directly or indirectly provides Cantor Services and engages in business operations that do not involve Electronic Brokerage Services, then any Cantor Party shall be entitled to consummate a transaction with respect to such an Alliance Opportunity, (ii) relates to a Person that directly or indirectly provides Electronic Brokerage Services and engages in business operation that do not involve any Cantor Service, then any eSpeed Party shall be entitled to consummate a transaction with respect to such an Alliance Opportunity and (iii) is an Alliance Opportunity with respect to a Person other than those described in clauses (i) and (ii) above, then the Cantor Parties and the eSpeed Parties shall cooperate to jointly pursue and consummate a transaction with respect to such Alliance Opportunity on mutually agreeable terms, provided, however that any Alliance Opportunity with TradeSpark with respect to the Electronic Energy Marketplace shall not be considered an Alliance Opportunity and any such Alliance Opportunity with TradeSpark with respect to the Electronic Energy Marketplace shall be specifically permitted in accordance with the terms and conditions agreed to by any eSpeed Party or any Cantor Party. For purposes of this paragraph, a "Business Combination" shall mean, with respect to any Person (other than TradeSpark with respect to the Electronic Energy Marketplace), a transaction initiated by and/or in which a Cantor Party or an eSpeed Party is the acquiror involving (i) a merger, consolidation, amalgamation or combination, (ii) any sale, dividend, split or other disposition of any capital stock or other equity interests (or securities convertible into or exchangeable for or options or warrants to purchase any capital stock or other equity equivalents) of the Person, (iii) any tender offer (including without limitation a self-tender), exchange offer, recapitalization, liquidation, dissolution or similar transaction, (iv) any sale, dividend or other disposition of a significant portion of the assets and properties of the Person (even if less than all or substantially all of such assets or properties), and (v) entering into of any agreement or understanding, or the granting of any rights or options, with respect to any of the foregoing.

         6. Notwithstanding anything else contained herein or in the Joint Services Agreement to the contrary, in no event shall eSpeed's or CFLP's direct or indirect relationship with TradeSpark with respect to the Electronic Energy Marketplace be deemed to be a violation of the Joint Services Agreement.

         7. Except as expressly set forth herein, the Joint Services Agreement shall remain in full force and effect.




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



         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the day and year first written above.


                              CANTOR FITZGERALD, L.P.
                              By:      CF Group Management, Inc.,
                                       its Managing General Partner

                                       By: /s/ Howard W. Lutnick
                                           ----------------------
                                       Name: Howard W. Lutnick
                                       Title: President

                              CANTOR FITZGERALD SECURITIES
                              By:      Cantor Fitzgerald, L.P.,
                                       its Managing General Partner

                              By:      CF Group Management, Inc.,
                                       its Managing General Partner

                                       By: /s/ Howard W. Lutnick
                                           ----------------------
                                       Name: Howard W. Lutnick
                                       Title: President

                              CANTOR FITZGERALD & CO.
                              By:      Cantor Fitzgerald Securities,
                                       its Managing General Partner

                              By:      Cantor Fitzgerald, L.P.,
                                       its Managing General Partner

                              By:      CF Group Management, Inc.,
                                       its Managing General Partner

                                       By: /s/ Howard W. Lutnick
                                           ----------------------
                                       Name: Howard W. Lutnick
                                       Title: President

                             CFPH, L.L.C.

                             By: /s/ Howard W. Lutnick
                                 -----------------------
                             Name: Howard W. Lutnick
                             Title: President

                             CANTOR FITZGERALD PARTNERS
                             By:      Cantor Fitzgerald Securities,
                                      its Managing General Partner

                             By:      Cantor Fitzgerald, L.P.,
                                      its Managing General Partner

                             By:      CF Group Management, Inc.,
                                      its Managing General Partner

                                      By: /s/ Howard W. Lutnick
                                          ----------------------
                                      Name: Howard W. Lutnick
                                      Title: President

                             CANTOR FITZGERALD INTERNATIONAL

                             By: /s/ Howard W. Lutnick
                                 -----------------------
                             Name: Howard W. Lutnick
                             Title: President

                             CANTOR FITZGERALD EUROPE

                             By: /s/ Howard W. Lutnick
                                 -----------------------
                             Name: Howard W. Lutnick
                             Title: President:

                              eSPEED, INC.

                              By: /s/ Frederick T. Varacchi
                                  ----------------------------------------
                              Name: Frederick T. Varacchi
                              Title: President

                              eSPEED SECURITIES, INC.

                              By: /s/ Frederick T. Varacchi
                                  ----------------------------------------
                              Name: Frederick T. Varacchi
                              Title: President

                              eSPEED GOVERNMENT SECURITIES, INC.

                              By: /s/ Frederick T. Varacchi
                                  ----------------------------------------
                              Name: Frederick T. Varacchi
                              Title: President

                              eSPEED MARKETS, INC.

                              By: /s/ Frederick T. Varacchi
                                  ----------------------------------------
                              Name: Frederick T. Varacchi
                              Title: President

                              eSPEED INTERNATIONAL LIMITED

                              By: /s/ Frederick T. Varacchi
                                  ----------------------------------------
                              Name: Frederick T. Varacchi
                              Title: President